THE AVATAR ADVANTAGE
                             EQUITY ALLOCATION FUND
================================================================================















                               Semi-Annual Report


















================================================================================
                            For the Six Months Ended
                                  June 30, 2001

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

         Management's Discussion and Analysis Letter...........          3
         Investment Portfolio..................................          6
         Statement of Assets and Liabilities...................          9
         Statement of Operations...............................         10
         Statements of Changes in Net Assets...................         11
         Financial Highlights..................................         12
         Notes to Financial Statements.........................         13

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


August 2001

Dear Shareholder,

     We wish to report on the results of the AVATAR ADVANTAGE EQUITY ALLOCATION FUND for the six months ended June 30, 2001. For this most challenging of periods, Avatar's asset allocation philosophy- participating in market gains during market upswings while protecting those gains against loss during market downturns- was severely tested as losses in the Fund amounted to (17.06%) (not including the sales charge). The fully invested S&P 500 Index was down (6.68%) for the same period and the NASDAQ declined (12.24%). During the first half of the year, Avatar's equity position fluctuated in the range of 75% to 88% invested in equities and the remainder in cash.

2001 -- THE FIRST SIX MONTHS IN REVIEW

The period began with so much promise for equities as the Federal Reserve instituted an intra-meeting cut in interest rates on January 3 and followed through with 5 more rate cuts through June; however, the end result was deeply disappointing. The difficult market conditions that characterized the last quarter of 2000 continued into the first quarter of 2001. January's initial rate cut gave only a temporary boost to the markets, which then finished down for that week. Over the next few weeks, both the S&P and the NASDAQ recorded gains. A second rate cut late in January lifted the S&P but had little effect on the NASDAQ, further confounding market professionals. We reduced our holdings in technology during this period while our bets on energy, healthcare and utilities did well, as well as our decision to increase the Fund's cash position when the market began declining in late January. By mid-February, the markets were back to where they began in January, wiping out not only the gains but also the high hopes investors held. March saw additional fallbacks in the markets and we increased our cash position to cushion the fall in equity prices. The first quarter ended in negative territory for most of the equity indices. The reasons were readily apparent- the economy slowed, energy prices rose and capital spending for all intents and purposes came to a halt. The only good news that came out of all this was the continued absence of any inflationary pressures. In the process, value stocks replaced growth stocks as the place to be. The second quarter, led by healthy returns in the month of April, saw the various indices advance and the hope for a continued market rally was quite high. We all expected the rate cuts to have a lasting positive effect on the markets but as the quarter continued, dire earnings forecasts and the continued slowdown in corporate spending spelled disaster for the markets. May and June saw continued erosion of the gains made in April, and although the equity indices finished in positive territory for the entire second quarter, it was not enough to pull them out of negative territory for the six month period.
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


2001 -- SECOND HALF MARKET OUTLOOK

Historically, forecasting of the future has been achieved by extrapolating current trends. This has not worked in the current cycle, due to the abundance of twists and turns experienced by the markets. For example, just as there are growing signs that the American economy will avoid a recession- e.g., continued strength of consumer spending and the strong housing market- unmistakable distress signals are beginning to be heard from other quarters- e.g., rising unemployment rate, eye-popping number of layoffs and a general downturn in European and Asian economies. A major unanswered question hangs in the balance:
As layoffs increase, will consumers finally pull back, halt spending to shore up savings and thereby plunge the economy into the recession it has so deftly avoided to date? Our research suggests that much of the current economic distress has already been factored into stock prices, but that still has not stopped their overall downward spiral. Liquidity has increased as the Fed has eased aggressively. Flows of funds into investment vehicles have been consistent. More importantly, the stock market appears to be spreading the leadership roles to include mid and small cap issues, not just a handful of large cap stocks, as was the case in 1999. As the economy weakens, another concern is whether corporate profits will fall so dramatically that the normal bullish elixir of aggressive Fed easing will be dissipated. Overall, the market has bent but has not been broken. If the economy survives the new weakness from abroad as well as the bad news of increased unemployment and profit reductions then history may well call what we are experiencing a "rally recession". We have experienced other "recessions" before; namely, the downturn in the "rust belt" in the early 80s, the collapse of the "oil patch" in the mid-80s, the crumpling of real estate in the late 80s, and the restructuring of the defense and financial industries in the 1990s. The current debacle in the technology sector may, if we are lucky, be one more example of the resilience of the American economy, assuming a strong performance by other sectors of the economy that could lift the markets to new heights.

Avatar's investment process evaluates current investment risk and alters the portfolio's asset mix to reflect the current investment environment, whether favorable or not. We continuously evaluate our portfolio holdings versus their peer group and the market to ensure each stock is fundamentally sound and to determine if portfolio revisions are required. The first six months of 2001 marked the end of a trailing one-year period that featured the largest swings in historical performance factors in market history. Furthermore, the past 2 years of market performance has impacted investors' ability to evaluate near term performance in a sensible context due to a series of `once in a lifetime' market events.

We continue to follow our investment discipline that has navigated us through all types of market conditions for over 31 years. In the near term, we have not

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


been as successful in this endeavor as in the past, as the market's lukewarm reaction to Fed action and the technology sector's impact on an already uncertain market has provided a challenging investment environment. We have adjusted the portfolio's industry sector weightings to reflect these uncertain times and feel the portfolio is well positioned as we enter the second half of the year.

/s/ Charles White

Charles White
Portfolio Manager
President - Avatar Investors Associates Corporation


The Fund's average annual total return for the period from inception on December 3, 1997 through June 30, 2001 was 4.02%. The Fund's total return for the one-year ended June 30, 2001 was (25.54%). If the maximum sales charge was reflected, the Fund's returns for the same periods would have been 2.69% and (28.89%), respectively.

The NASDAQ Stock Market is the largest electronic, screen-based market in the world with over 5,100 companies listed.

The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Indexes do not incur expenses and are not available for direct investment.

The Fund is distributed by First Fund Distributors Inc., Phoenix, AZ.

                                                                               5
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS:  82.19%
  Automobiles:  0.64%
   2,600       Ford Motor Co.                                       $    63,830
                                                                    -----------
  Banks:  2.06%
   2,000       The Bank of New York Company, Inc.                        96,000
   2,900       Washington Mutual, Inc                                   108,895
                                                                    -----------
                                                                        204,895
                                                                    -----------
  Beverages - Alcoholic:  1.24%
   3,000       Anheuser-Busch Companies, Inc.                           123,600
                                                                    -----------
  Chemicals:  2.81%
   3,000       Air Products and Chemicals, Inc.                         137,250
   2,300       Millipore Corp.                                          142,554
                                                                    -----------
                                                                        279,804
                                                                    -----------
  Chemicals - Specialty:  1.42%
   2,700       PPG Industries, Inc.                                     141,939
                                                                    -----------
  Computer Hardware:  0.83%
   1,600       Celestica, Inc.*                                          82,400
                                                                    -----------
  Computer Software:  1.02%
   1,400       Microsoft Corp.*                                         101,640
                                                                    -----------
  Computers - Micro:  1.31%
   8,300       Sun Microsystems, Inc.*                                  130,476
                                                                    -----------
  Computers - Peripherals:  1.19%
   4,100       EMC Corp.                                                119,105
                                                                    -----------
  Consumer Finance:  3.58%
   2,900       AmeriCredit Corp.*                                       150,655
   3,100       Household International, Inc.                            206,770
                                                                    -----------
                                                                        357,425
                                                                    -----------
  Consumer Staples:  1.72%
   2,900       Colgate-Palmolive Co.                                    171,071
                                                                    -----------
  Diversified Financial Services:  1.77%
   3,333       Citigroup, Inc.                                          176,116
                                                                    -----------
  Diversified Manufacturing:  2.95%
   3,700       General Electric Co.                                     180,375
   1,000       Minnesota Mining and Manufacturing Co.                   114,100
                                                                    -----------
                                                                        294,475
                                                                    -----------
  Diversified Operations:  0.98%
   2,800       Honeywell International, Inc.                             97,972
                                                                    -----------
  Drugs & Pharmaceuticals:  4.98%
   2,600       Johnson & Johnson                                        130,000
   7,525       Pfizer, Inc.                                             301,376
   1,800       Schering-Plough Corp.                                     65,232
                                                                    -----------
                                                                        496,608
                                                                    -----------
  Electric - Integrated:  1.63%
   2,700       Dominion Resources, Inc.                                 162,351
                                                                    -----------
  Electric Power:  1.82%
   5,200       Cinergy Corp.                                            181,740
                                                                    -----------
  Electric Utilities:  1.06%
   2,200       TXU Corp.                                                106,018
                                                                    -----------
  Electronic Components - Semiconductors:  2.79%
   7,100       Intel Corp.                                              207,675
   1,700       Xilinx, Inc.*                                             70,108
                                                                    -----------
                                                                        277,783
                                                                    -----------
  Finance - Banks:  1.26%
   2,700       Wells Fargo & Co.                                        125,361
                                                                    -----------
  Finance - Investment Bankers/Brokers:  1.19%
   2,000       Merrill Lynch & Co., Inc.                                118,500
                                                                    -----------
  Finance - Mortgage Loans:  1.37%
   1,600       Fannie Mae                                               136,240
                                                                    -----------
  Financial Guarantee Insurance:  1.72%
   2,400       The PMI Group, Inc.                                      171,984
                                                                    -----------
  Food - Retail:  0.98%
   3,900       The Kroger Co.*                                           97,500
                                                                    -----------
  Food - Wholesale:  1.80%
   6,600       SYSCO Corp.                                              179,190
                                                                    -----------
  Healthcare:  1.86%
   3,600       Tenet Healthcare Corp.*                                  185,724
                                                                    -----------
  Healthcare - Drugs:  1.52%
   2,900       Bristol-Myers Squibb Co.                                 151,670
                                                                    -----------

6
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------

  Insurance - Brokers:  1.42%
   1,400       Marsh & McLennan Companies, Inc.                     $   141,400
                                                                    -----------
  Insurance - Multiline:  2.04%
   2,360       American International Group, Inc.                       202,960
                                                                    -----------
  Machinery Const/Farm:  1.00%
   1,300       Cummins Engine Company, Inc.                              50,310
   1,300       Deere & Co.                                               49,205
                                                                    -----------
                                                                         99,515
                                                                    -----------
  Media:  1.06%
   2,000       AOL Time Warner, Inc.*                                   106,000
                                                                    -----------
  Medical - Biomedical Genetics:  1.47%
   3,000       Baxter International, Inc.                               147,000
                                                                    -----------
  Movies & Entertainment:  0.93%
   1,800       Viacom Inc., Class B*                                     93,150
                                                                    -----------
  Oil - Exploration & Production:  0.90%
   1,700       Devon Energy Corp.                                        89,250
                                                                    -----------
  Oil & Gas - Drilling:  2.10%
   2,300       Nabors Industries, Inc.*                                  85,560
   3,100       Teekay Shipping Corp.                                    124,062
                                                                    -----------
                                                                        209,622
                                                                    -----------
  Paper & Paper Products:  2.91%
   4,000       Georgia-Pacific Corp.                                    135,400
   2,900       Temple-Inland, Inc.                                      154,541
                                                                    -----------
                                                                        289,941
                                                                    -----------
  Petroleum Products:  2.37%
   2,700       Exxon Mobil Corp.                                        235,845
                                                                    -----------
  Pharmaceuticals:  1.47%
   2,500       American Home Products Corp.                             146,100
                                                                    -----------
  Reinsurance:  0.83%
   1,100       Everest Rd Group, Ltd.                                   82,280
                                                                    -----------
  Retail:  3.53%
   4,100       Target Corp.                                             141,860
   4,300       Wal-Mart Stores, Inc.                                    209,840
                                                                    -----------
                                                                        351,700
                                                                    -----------
  Retail - Apparel:  1.71%
   2,100       AnnTaylor, Inc.*                                          75,180
   3,000       The TJX Companies, Inc.                                   95,610
                                                                    -----------
                                                                        170,790
                                                                    -----------
  Retail - Building Products:  1.07%
   2,300       The Home Depot, Inc.                                     107,065
                                                                    -----------
  Semiconductor Equipment:  2.87%
   2,500       Applied Materials, Inc.*                                 122,750
   1,600       Novellus Systems, Inc.*                                   90,864
   2,200       Teradyne, Inc.*                                           72,820
                                                                    -----------
                                                                        286,434
                                                                    -----------
  Specialty Stores:  0.78%
   2,600       Bed Bath & Beyond, Inc.*                                  78,000
                                                                    -----------
  Systems Software:  1.45%
   7,600       Oracle Corp.*                                            144,400
                                                                    -----------
  Telecommunications - Equipment:  2.44%
   2,000       QUALCOMM, Inc.*                                          116,960
   3,100       Scientific-Atlanta, Inc.                                 125,860
                                                                    -----------
                                                                        242,820
                                                                    -----------
  Telephone:  1.25%
   3,100       BellSouth Corp.                                          124,837
                                                                    -----------
  Trucking:  1.11%
   3,900       CNF Transportation, Inc.                                 110,175
                                                                    -----------
  TOTAL COMMON STOCKS
         (Cost $7,726,857)+                                           8,194,702
                                                                    -----------
 Principal
  Amount
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS:  17.02%
  Money Market Instruments:  1.01%

$100,728       Firstar Stellar Treasury Fund                            100,728
                                                                    -----------

                                                                               7
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Principal
  Amount                                                                Value
--------------------------------------------------------------------------------

  U.S. Treasury Obligations:  16.01%
 300,000   Freddie Mac Discount Note, 3.67%, 7/19/01                $  299,449
 400,000   Freddie Mac Discount Note, 4.40%, 7/19/01                   399,120
 400,000   Freddie Mac Discount Note, 4.45%, 7/19/01                   399,110
 500,000   Freddie Mac Discount Note, 4.60%, 7/19/01                   498,850
                                                                    -----------

                                                                      1,596,529
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,697,257)                                                   1,697,257
  Total Investments in Securities (Cost $9,424,115): 99.22%           9,891,959
  Other Assets less Liabilities: 0.78%                                   78,192
                                                                    -----------
  Net Assets:  100.00%                                              $ 9,970,151
                                                                    ===========


* Non-income producing security.

+ Gross unrealized appreciation and depreciation of securities is as follows:

     Gross unrealized appreciation                                  $   834,997
     Gross unrealized depreciation                                     (367,153)
                                                                    -----------
          Net unrealized appreciation                               $   467,844
                                                                    ===========

See accompanying Notes to Financial Statements.

8
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


STATEMENT OF ASSETS AND LIABILITIES at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $9,424,115) ......     $  9,891,959
  Receivables:
    Dividends and interest ...................................            3,186
    Securities sold ..........................................          210,805
  Deferred organization costs ................................            9,970
  Prepaid expenses ...........................................            1,774
                                                                   ------------
       Total assets ..........................................       10,117,694
                                                                   ------------
LIABILITIES
  Payables:
    Due to advisor ...........................................              750
    Distribution fees ........................................            2,084
    Administration fees ......................................            2,466
    Securities purchased .....................................          133,075
  Accrued expenses ...........................................            9,168
                                                                   ------------
       Total liabilities .....................................          147,543
                                                                   ------------

NET ASSETS ...................................................     $  9,970,151
                                                                   ============
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    [$9,970,151 / 1,103,231 shares outstanding;
    unlimited number of shares (par value $.01)
    authorized] ..............................................     $       9.04
                                                                   ============

  OFFERING PRICE PER SHARE ($9.04 /.9550) ....................     $       9.47
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital ............................................     $ 10,068,174
  Undistributed net investment income ........................           11,638
  Accumulated net realized gain on investments ...............         (577,505)
  Net unrealized appreciation on investments .................          467,844
                                                                   ------------
       Net assets ............................................     $  9,970,151
                                                                   ============

See accompanying Notes to Financial Statements.

                                                                               9
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends .................................................     $    44,731
    Interest ..................................................           8,808
    Other income ..............................................          38,400
                                                                    -----------
       Total income ...........................................          91,939
                                                                    -----------
  Expenses
    Advisory fees (Note 3) ....................................          45,504
    Administration fees (Note 3) ..............................          14,876
    Distribution fees (Note 4) ................................          13,384
    Professional fees .........................................          11,015
    Fund accounting fees ......................................          11,001
    Transfer agent fees .......................................           6,447
    Custody fees ..............................................           4,555
    Deferred organization expense .............................           3,472
    Reports to shareholders ...................................           3,080
    Trustee fees ..............................................           2,132
    Miscellaneous .............................................           1,800
    Insurance expense .........................................           1,187
    Registration expense ......................................             204
                                                                    -----------
       Total expenses .........................................         118,657
       Less: advisory fee waiver (Note 3) .....................         (38,356)
                                                                    -----------
          Net expenses ........................................          80,301
                                                                    -----------
            NET INVESTMENT INCOME .............................          11,638
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ............................        (594,078)
  Net change in unrealized depreciation on investments ........      (1,424,887)
                                                                    -----------
          Net realized and unrealized loss on investments .....      (2,018,965)
                                                                    -----------
            NET DECREASE IN NET ASSETS RESULTING
             FROM OPERATIONS ..................................     $(2,007,327)
                                                                    ===========

See accompanying Notes to Financial Statements.

10
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Six Months Ended      Year Ended
                                                               June 30,2001#     December 31,2000
                                                               -------------     ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ...................................    $     11,638       $      6,719
  Net realized (loss)/gain on investments .................        (594,078)           879,734
  Net realized gain on financial futures ..................              --             14,487
  Net change in unrealized depreciation on
    investments ...........................................      (1,424,887)        (1,691,425)
                                                               ------------       ------------
     NET DECREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ....................................      (2,007,327)          (790,485)
                                                               ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on security transactions ..............              --           (734,822)
                                                               ------------       ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net decrease in net assets derived from net
    change in outstanding shares (a) ......................        (528,572)           (95,296)
                                                               ------------       ------------
       TOTAL DECREASE IN NET ASSETS .......................      (2,535,899)        (1,620,603)

NET ASSETS
  Beginning of period .....................................      12,506,050         14,126,653
                                                               ------------       ------------
  END OF PERIOD ...........................................    $  9,970,151       $ 12,506,050
                                                               ============       ============

(a)  A summary of share transactions is as follows:

                                      Six Months Ended                Year Ended
                                       June 30, 2001 #            September 30, 2000
                                   -----------------------    ------------------------
                                    Shares         Value        Shares         Value
                                    ------         -----        ------         -----
Shares sold ....................     38,865    $   322,747       96,026    $ 1,224,191
Shares issued in reinvestment
 of distributions...............         --             --       66,620        734,822
Shares redeemed ................    (83,327)      (851,319)    (162,488)    (2,054,309)
                                   --------    -----------    ---------    -----------

Net decrease ...................    (44,462)   $  (528,572)         158    $   (95,296)
                                   ========    ===========    =========    ===========

# Unaudited.

                                                                              11
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                             Six Months        Year Ended December 31,    Dec. 3, 1997*
                                                               Ended         --------------------------      through
                                                           June 30, 2001#    2000       1999       1998   Dec. 31, 1997
                                                           --------------    ----       ----       ----   -------------
Net asset value, beginning of period ..................       $ 10.90       $ 12.31    $ 11.84    $ 10.02    $ 10.00
                                                              -------       -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............................          0.01         (0.01)      0.01       0.05       0.01
  Net realized and unrealized gain on investments......         (1.87)        (0.72)      1.98       2.48       0.02
                                                              -------       -------    -------    -------    -------
Total from investment operations ......................         (1.86)        (0.73)      1.99       2.53       0.03
                                                              -------       -------    -------    -------    -------
LESS DISTRIBUTIONS:
  From net investment income ..........................          0.00          0.00       0.00      (0.05)     (0.01)
  From net capital gains ..............................          0.00         (0.68)     (1.52)     (0.64)     (0.00)
  Tax return of capital ...............................          0.00          0.00       0.00      (0.02)     (0.00)
                                                              -------       -------    -------    -------    -------
Total distributions ...................................          0.00         (0.68)     (1.52)     (0.71)     (0.01)
                                                              -------       -------    -------    -------    -------

Net asset value, end of period ........................       $  9.04       $ 10.90    $ 12.31    $ 11.84    $ 10.02
                                                              =======       =======    =======    =======    =======

Total return ..........................................        (17.06%)++     (5.99%)    17.11%     25.81%      0.22%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)...................       $   9.9       $  12.5    $  14.1    $  14.7    $  20.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursement ........................          2.22%+        2.02%      1.99%      2.03%      1.52%+
  After expense reimbursement .........................          1.50%+        1.50%      1.50%      1.50%      1.39%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
  After expense reimbursement..........................          0.22%+       (0.05%)     0.08%      0.36%      0.47%+

Portfolio turnover rate ...............................         49.25%++      67.97%    101.86%     79.95%      2.48%++

*  Commencement of operations.
++ Not Annualized.
+  Annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

12
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                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Avatar Advantage Equity Allocation Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities. The Fund began operations on December 3, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

     D. Deferred Organization Costs: The Avatar Advantage Balanced Fund has incurred expenses in the amount of $35,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

     E Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 2001, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the six months ended June 30, 2001, the Fund incurred $45,804 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2001, the Advisor reduced its fees and absorbed Fund expenses in the amount of $38,356; no amounts were reimbursed to the Advisor. Cumulative

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

expenses subject to recapture pursuant to the aforementioned conditions amounted to $257,145 at June 30, 2001. Cumulative expenses subject to recapture expire as follows:

             Year                  Amount
             ----                  ------
             2002                $ 80,411
             2003                  68,204
             2004                  70,174
             2005                  38,356
                                 --------
                                 $257,145
                                 ========

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
----------------                            --------
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150 million      0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the six months ended June 30, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,464,377 and $4,669,713 respectively.

================================================================================

                                     Advisor
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022
                            www.avatar-associates.com

                                   Distributor
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                    Custodian
                     Firstar Institutional Custody Services
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                             ICA Fund Services, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018
                                  (800)576-8229

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

================================================================================
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.